

UMPQUA HOLDINGS CORPORATION
Investor Roadshow
Q2 2010

UMPQUA BANK

Safe Harbor Statement

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These statements may include statements that expressly or implicitly predict future results, performance or events. Statements other than statements of historical fact are forward-looking statements. You can find many of these statements by looking for words such as "anticipates," "expects," believes," "estimates" and "intends" and words or phrases of similar meaning. We make forward-looking statements regarding projected sources of funds, availability of acquisition and growth opportunities, adequacy of our allowance for loan and lease losses and provision for loan and lease losses, our commercial real estate portfolio and subsequent charge-offs. Forward-looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Umpqua. Risks and uncertainties include those set forth in our filings with the SEC and the following factors that might cause actual results to differ materially from those presented:

- The ability to attract new deposits and loans and leases
- Demand for financial services in our market areas
- Competitive market pricing factors
- Deterioration in economic conditions that could result in increased loan and lease losses
- Risks associated with concentrations in real estate related loans
- Market interest rate volatility
- Stability of funding sources and continued availability of borrowings
- Changes in legal or regulatory requirements or the results of regulatory examinations that could restrict growth
- The ability to recruit and retain key management and staff
- Availability of, and competition for, FDIC-assisted acquisition opportunities
- Risks associated with merger integration
- Significant decline in the market value of the Company that could result in an impairment of goodwill
- The ability to raise capital or incur debt on reasonable terms
- Effectiveness of the Emergency Economic Stabilization Act of 2008 (the "EESA") and other legislative and regulatory efforts to help stabilize the U.S. financial markets
- Future legislative or administrative changes to the Capital Purchase Program enacted under the EESA.

There are many factors that could cause actual results to differ materially from those contemplated by these forward-looking statements. For a more detailed discussion of some of the risk factors, see the section entitled "Risk Factors" in the Form 10-K for the year ended December 31, 2009, as updated and supplemented in our filings on Form 10-Q and Form 8-K. We do not intend to update any factors or to publicly announce revisions to any of our forward-looking statements. You should consider any forward looking statements in light of this explanation, and we caution you about relying on forward-looking statements.

Umpqua is a leading community bank serving the Pacific Northwest



Seattle, WA
WA
Portland, OR
OR
NV
Sacramento, CA
CA

176 total stores

Business segments

Segment	Description
Community Banking Segment	– Offers loan and deposit products to business and retail customers in its primary market areas through 176 stores located throughout Oregon, Northern California and Washington · Assets: $10.5bn · Deposits: $8.2bn · Loans: $6.5bn
Mortgage Banking Segment	– Operates as a division of the Bank; Originates, sells and services residential mortgage loans – Originations in 2009 were $757mm
Wealth Management Segment	– One of the oldest investment companies in the Northwest – Offers a full range of investment products and services

UMPQUA B·A·N·K

Source: Company filings
Note: Financial data as of 3/31/2010

Four Topics for Today's Presentation:

- Q1 2010 Results
- Credit Status
- Capital Position
- 2010 Opportunities

Q1 2010 Highlights

- Net income of $9.7 million, on improving credit trends
- Exited TARP 100%
- Net loss available to common shareholders of $(0.03) per share, reflective of TARP exit costs
- Pre-tax, pre-credit cost operating income $39mm, up 18% over prior year period

UMPQUA B·A·N·K

Q1 2010 Highlights

- NPA's (non-covered) at 1.99% of total assets down sequential from 2.38% of total assets
- Net interest margin stable at 4.04%
- FDIC assisted acquisitions of EvergreenBank and Rainier Pacific Bank - $1.08 billion in assets at fair value
- Proforma tangible common equity ratio at 9.84%

UMPQUA B·A·N·K

Credit Culture

- Strong credit culture
- Depth of Credit Admin Staff
- Quick to identify and recognize problems

UMPQUA B·A·N·K

Loan Portfolio – 3/31/10
(non-covered)



Owner occupied 20%
C&I 21%
Residential real estate 8%
Commercial construction 7%
Residential development 3%
Other 1%
Non-owner occupied 40%
Total CRE 60%

UMPQUA B·A·N·K

Residential Development Loans

(non-covered)

($ in millions)

	9/07	3/10	$ Change	Performing
NW Oregon	$244	$81	(67)%	$80
Greater Sacramento	225	68	(70)%	49
Northern CA	116	22	(81)%	14
Southern Oregon	57	17	(70)%	13
Washington	62	8	(87)%	8
Central OR	60	5	(92)%	4
Total	**$764**	**$202**	**(74)%**	**$168**
% of portfolio	**13%**	**3%**		**3%**

UMPQUA B·A·N·K

Credit Quality

(non-covered)
($ in millions)

	Q4 2009	Q1 2010
Non Accrual Loans	$193	$184
Loan P/D 90+	6	7
Non-Performing Loans	199	191
OREO	25	19
Non-Performing Assets	$224	$210
Non-Performing Assets to total Assets	2.38%	1.99%
Allowance for Credit Loss %	1.81%	1.91%

- NPA's at March 31, 2010 written down by $172 million, or 45%, to disposition value.
- Reserve build during quarter to 1.91% of total loans.

UMPQUA B·A·N·K

Non-performing assets to total assets %

(non-covered)



UMPQ
Regional peers
1.06
1.36
1.25
2.19
1.66
2.79
1.88
4.56
1.82
5.23
1.73
6.23
1.70
6.23
2.38
5.63
1.99
5.56
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1¹

UMPQUA B·A·N·K

Source: Company filings, SNL Financial

Note: Regional peers include Banner Corporation, Cascade Bancorp, City Bank, CVB Financial, Frontier Financial, Pacific Capital Bancorp, PacWest Bancorp, Sterling Financial, SVB Financial, West Coast Bancorp, and Westamerica Bancorp; Regional peers represent a median ratio

[1] Cascade Bancorp, City Bank, Frontier Financial and Pacific Capital Bancorp had yet to report earnings for 2010Q1 at printing of this report, and is represented as of 2009Q4 in the median ratio for 2010Q1

Non-owner occupied CRE



Commercial Building $363 million 15%
Assisted Living $185 million 8%
Professional Office $422 million 18%
Retail $506 million 21%
Several small categories as detailed in Q4 2009 earnings release

- Low delinquency, only $21.7 million of total CRE, or 0.6%, past due 30-89 days.
- Several rounds of stress testing completed for cap rates, interest rates and vacancy factors showing no major issues.
- Results confirm our conservative underwriting based on debt service coverage.

UMPQUA B·A·N·K

Capital Management

- Proactive capital management
- Accessed capital markets
  - February 2010 $304 million
  - August 2009 $259 million
- Redeemed 100% of TARP related preferred stock and warrants Q1 2010
- Well positioned for additional FDIC assisted acquisitions.

UMPQUA BANK

Capital

	Actual Q1 2009	Actual Q1 2010[1]	Proforma Q1 2010 [2]
Tier 1 Leverage	11.70%	**12.38%**	12.38%
Tier 1 Risk Based Capital	13.13%	**16.45%**	16.45%
Total Risk Based Capital	14.38%	**17.70%**	17.70%

Tier 1 Common / Risk Weighted	7.14%	10.42%	**13.25%**
Tangible Common Equity ratio	6.36%	7.83%	**9.84%**
Tangible Book Value / Share	$8.48	$8.05	**$8.45**

- $900 million of excess pre-tax risk based capital above 10% well capitalized threshold

(1) Q1 2010 regulatory capital ratios are estimated pending completion of regulatory reports at printing of this presentation.

(2) The proforma amounts reflect conversion of the convertible preferred stock into common stock which occurred on April 21, 2010.

UMPQUA B·A·N·K

Tangible common equity %



UMPQ
Regional peers
6.27
7.16
6.50
7.43
6.36
7.30
6.43
6.96
6.72
7.01
6.36
6.92
6.37
6.43
8.88
6.07
8.27
3.99
7.83
6.09
9.84
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1 (1)
2010Q1 Proforma (2)

Source: Company filings, SNL Financial

Note: Regional peers include Banner Corporation, Cascade Bancorp, City Bank, CVB Financial, Frontier Financial, Pacific Capital Bancorp, PacWest Bancorp, Sterling Financial, SVB Financial, West Coast Bancorp, and Westamerica Bancorp; Regional peers represent a median ratio

[1] Cascade Bancorp, City Bank, Frontier Financial and Pacific Capital Bancorp had yet to report earnings for 2010Q1 at printing of this report, and is represented as of 2009Q4 in the median ratio for 2010Q1

[2] The Q1 2010 proforma amount for UMPQ is adjusted for the conversion of convertible preferred stock into common stock, which occurred on April 21, 2010.

UMPQUA B·A·N·K

Total risk based capital %



UMPQ
Regional peers
10.9
11.7
11.2
11.4
11.0
11.5
11.3
11.4
14.6
12.9
14.4
13.0
14.3
12.5
17.6
11.1
17.2
10.4
17.7
12.9
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1 (1)

Source: SNL Financial, company filings

Note: Regional peers include Banner Corporation, Cascade Bancorp, City Bank, CVB Financial, Frontier Financial, Pacific Capital Bancorp, PacWest Bancorp, Sterling Financial, SVB Financial, West Coast Bancorp, and Westamerica Bancorp; Regional peers represent a median ratio

[1] Cascade Bancorp, City Bank, Frontier Financial and Pacific Capital Bancorp had yet to report earnings for 2010Q1 at printing of this report, and is represented as of 2009Q4 in the median ratio for 2010Q1

UMPQUA B·A·N·K

2010 Opportunities

- FDIC-assisted acquisitions
  - Umpqua has completed three FDIC assisted acquisitions over past year
  - Bank of Clark County 1/16/09
  - EvergreenBank 1/22/10
  - Rainier Pacific Bank 2/26/10
- Expect more in Northwest

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Umpqua is an experienced acquirer with a demonstrated ability to integrate new depositories

Independent Financial Network (Coos Bay, OR)
- June 22, 2001
- $54mm all stock
- 14 stores (6 brands)
  - $390mm in assets
  - $323mm in deposits

Linn-Benton Bank (Albany, OR)
- August 21, 2001
- $20mm part cash, part stock
- 5 stores (1 brand)
  - $117mm in assets
  - $106mm in deposits

Humboldt Bancorp (Roseville, CA)
- March 13, 2004
- $344mm all stock
- 27 stores (4 brands)
  - $1,045mm in assets
  - $823mm in deposits

North Bay Bancorp (Napa, CA)
- January 17, 2007
- $156mm all stock
- 10 stores (2 brands)
  - $728mm in assets
  - $463mm in deposits

EvergreenBank (Seattle, WA)
- January 22, 2010
- FDIC-assisted transaction
- 7 stores (1 brand)
  - $355mm in assets including $252mm in loans
  - $286mm in deposits

2000 | 2002 | 2004 | 2006 | 2008 | 2010

VRB Bancorp (Rogue River, OR)
- August 15, 2000
- $56mm all stock
- 13 stores (1 brand)
  - $327mm in assets
  - $279mm in deposits

Centennial Bancorp (Portland, OR)
- July 23, 2002
- $215mm part cash, part stock
- 23 stores (1 brand)
  - $821mm in assets
  - $698mm in deposits

Western Sierra Bancorp (Cameron Park, CA)
- February 7, 2006
- $356mm all stock
- 31 stores (4 brands)
  - $1,492mm in assets
  - $1,016mm in deposits

Bank of Clark County (Vancouver, WA)
- January 20, 2009
- FDIC-assisted deposit deal
- Assumed $167mm in deposits at no premium
  - Also acquired certain assets totaling $23mm and 2 stores

Rainier Pacific Bank (Tacoma, WA)
- February 26, 2010
- FDIC-assisted transaction
- 14 stores (1 brand)
  - $721mm in assets including $461mm in loans
  - $426mm in deposits

UMPQUA B·A·N·K

2010 Opportunities

- Improving pre-tax operating income
- Organic deposit growth potential
- Deploy excess liquidity
- New commercial banking teams
- Wealth management

UMPQUA B·A·N·K



Thank you.